UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 10, 2014

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may, “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements.  Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in BioTime’s periodic reports filed with the SEC under the heading “Risk Factors” and other filings that BioTime may make with the Securities and Exchange Commission.  Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change.  Except as required by law, BioTime disclaims any intent or obligation to update these forward-looking statements.

The information contained in Item 7 of this Report shall be deemed “furnished” and not “filed” under the Securities Exchange Act of 1934, as amended.

Section 7 - Regulation FD

Item 7.01 - Regulation FD Disclosure

On December 10th, 2014 our subsidiary ES Cell International Pte Ltd. (“ESI”) signed a Cross-License Agreement with GE Healthcare (“GEHC”) through which GEHC received co-exclusive rights to use and sublicense to third parties ESI’s stem cell patents in the field of cell-based assays.  In exchange, ESI received from GEHC a non-exclusive, world-wide sublicense to use certain patents to develop, manufacture, use, market and sell cell-based-assays.

The field of cell-based assays encompasses the use of human embryonic stem cells and their derivatives for drug discovery and development, drug monitoring, drug toxicology testing, and consumer products testing.  The field of stem cell assay products is important to developers of pharmaceuticals and other healthcare products as a means to determine whether their potential new products may prove to be hazardous due to unexpected toxicity to the heart, liver, or other tissues.  The field is populated by customers that include major pharmaceutical companies, biotech companies and consumer product companies, among others.

Pursuant to the Cross-License Agreement, ESI, in certain circumstances, received a right to further sublicense the rights it obtained under the Cross-License Agreement.  ESI retains its existing rights for the use of embryonic stem cells for therapeutic, diagnostic and basic research.  GEHC received a right of first negotiation to manufacture cell assay products developed by ESI should ESI decide to have such products manufactured by a third party.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date:	December 15, 2014	By:	/s/ Michael D. West
Chief Executive Officer

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